EXECUTION VERSION  PLEDGE AGREEMENT This PLEDGE AGREEMENT (this “Agreement”), dated as of May 22, 2019, is made by each of the undersigned entities and each other Person who becomes a party hereto pursuant to Section 18 (each a “Debtor” and collectively the “Debtors”) in favor of COMPASS BANK, in its capacity as Super Priority Agent (the “Super Priority Agent”) for the benefit of the Secured Parties (as defined in the Super Priority Credit Agreement referenced below). SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined herein have the meanings set forth in that certain Super Priority Credit Agreement, dated as of the date hereof among Northstar Healthcare Acquisitions, L.L.C., as borrower (“Borrower”), the other Loan Parties from time to time party thereto, the Super Priority Lenders from time to time party thereto, and the Super Priority Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Super Priority Credit Agreement”). SECTION 2. GRANT OF SECURITY INTEREST. For valuable consideration, each Debtor hereby grants, pledges, assigns, transfers, sets over and delivers, for the payment, performance and satisfaction of the Obligations, to the Super Priority Agent for the benefit of the Secured Parties a security interest in, subject to the last paragraph of this Section, all right, title, and interest in and to the property of such Debtor described as follows (collectively, the “Collateral”): (a) (i) in the case of each Domestic Subsidiary, one hundred percent (100%) of the issued and outstanding Equity Interests of such Subsidiary and (ii) in the case of each First Tier Foreign Subsidiary and FSHCO that is directly owned by any Debtor, sixty-five percent (65%) of the issued and outstanding Equity Interests of such Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests of such Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including, without limitation, the Equity Interests described on Schedule 1 (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Agreement from time to time, are referred to collectively as the “Pledged Issuers”); (b) all money, securities, security entitlements and other investment property, dividends, distributions, rights, general intangibles and other property at any time and from time to time (i) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (ii) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest; 502181846 v2 1205867.00001

(c) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Super Priority Agent in substitution for or as an addition to any of the foregoing; (d) all securities accounts to which any or all of the foregoing may at any time be credited and all certificates and instruments representing or evidencing any of the foregoing; and (e) whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing. Notwithstanding anything to the contrary contained in this Section 2, Collateral shall not include (collectively, the “Excluded Collateral”): (i) any Equity Interests of any Subsidiary (other than any wholly-owned Subsidiary) if, to the extent and so long as under the terms of the Organization Documents of such Subsidiary the valid grant of a security interest or lien therein to Super Priority Agent is prohibited and such prohibition has not been or is not waived or the consent of the relevant third party has not been or is not otherwise obtained; provided that the foregoing exclusion shall in no way be construed (x) to apply if any such prohibition is unenforceable under Sections 9-401, 9-406(d), 9-407, 9-408 or 9-409 of the UCC or other Laws or (y) so as to limit, impair or otherwise affect Super Priority Agent’s unconditional continuing security interests in and liens upon any rights or interests of any Debtor in or to monies due or to become due under any such Equity Interests, (the “Restricted Assets”), and (ii) any Equity Interests of any Foreign Subsidiary (except for Equity Interests consisting of not more than 65% of the voting power of all classes of capital stock (or other Equity Interests) entitled to vote of any First Tier Foreign Subsidiary); provided that the proceeds of any Restricted Asset shall be deemed to be Collateral. SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to the Super Priority Agent for the benefit of the Secured Parties that: (a) Schedule 2 contains true and complete information as to each of the following: (i) the exact legal name of such Debtor as of the date of execution by such Debtor of this Agreement or the Pledge Joinder Agreement (as defined below) to which it is a party, as applicable (such date, with respect to each Debtor, its “Applicable Date”), (ii) the jurisdiction of formation, and form of organization of such Debtor as of its Applicable Date, (iii) the location of such Debtor’s chief executive office as of its Applicable Date, (iv) the Federal Tax Identification Number of such Debtor assigned by the Internal Revenue Service as of its Applicable Date; and (v) the identification number of such Debtor in its jurisdiction of formation (if any) as of its Applicable Date; (b) all of such Debtor’s Organization Documents delivered to the Super Priority Agent are complete and accurate in all material respects; (c) such Debtor is the owner and has possession or control of the Collateral of such Debtor; (d) such Debtor has the full power and authority to grant a security interest in the 502181846 v2 1205867.00001  2

Collateral of such Debtor; (e) all Collateral of such Debtor are free from Liens, adverse claims and setoff, and are not subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement, except for Permitted Liens and any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement set forth on Schedule 1; (f) all statements contained herein of such Debtor are true and complete in all material respects; (g) no financing statement covering any of the Collateral of such Debtor, and naming any secured party other than the Super Priority Agent, is on file in any public office (other than financing statements for Permitted Liens); (h) all of the Pledged Interests of such Debtor are validly issued and outstanding, fully paid and non- assessable and, as of its Applicable Date, are accurately described on Schedule 1, and (i) to the extent the Pledged Interests are certificated, such certificates have been delivered to the Super Priority Agent or will be delivered to the Super Priority Agent (i) within two Business Days or such longer period as is consented to by the Super Priority Agent in its sole discretion from the date of this Agreement in the case of Pledged Interests existing on the date hereof, and (ii) within one Business Day or such longer period as is consented to by the Super Priority Agent in its sole discretion from the delivery of any Pledge Agreement Supplement (as defined below) or Pledge Joinder Agreement in the case of Pledged Interests acquired after the date hereof, in each case in accordance with Section 4(b). SECTION 4. COVENANTS OF DEBTORS. (a) Each Debtor agrees: (i) without limiting the generality of Section 10.4 of the Super Priority Credit Agreement (but subject to any limitations and restrictions contained therein), to pay all reasonable out-of-pocket expenses incurred by the Super Priority Agent (including, without limitation, the reasonable fees, charges and disbursements of counsel) in the perfection and preservation of the Collateral for the benefit of the Secured Parties or the Secured Parties’ interest therein and all out-of-pocket expenses incurred by the Super Priority Agent or any Super Priority Lender (including the fees, charges and disbursements of any counsel) in connection with the realization, enforcement and exercise of its rights, powers, and remedies hereunder; (ii) to, at such Debtor’s expense (but not to exceed the obligation under the preceding clause (i)), take all actions reasonably requested by the Super Priority Agent in connection with the perfection and preservation of the Collateral or the Secured Parties’ interest therein and/or the realization, enforcement and exercise of the Super Priority Agent’s rights, powers and remedies hereunder; (iii) to execute and deliver such documents as the Super Priority Agent reasonably deems necessary or desirable to create, perfect and continue the security interests contemplated hereby; (iv) not to change its name or the jurisdiction in which it is organized and/or registered except in accordance with Section 7.20 of the Super Priority Credit Agreement; (v) subject to Section 6.16 of the Super Priority Credit Agreement, not to change the places where such Debtor keeps any Collateral or such Debtor’s records concerning the Collateral without giving the Super Priority Agent at least twenty days prior written notice of the address to which such Debtor is moving same; and (vi) to cooperate with the Super Priority Agent in perfecting all security 502181846 v2 1205867.00001  3 interests granted herein and use commercially reasonable efforts in obtaining such agreements from third parties as the Super Priority Agent reasonably deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder (in each case, except as otherwise provided in the Super Priority Credit Agreement). Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Super Priority Loan Document, the Super Priority Agent shall not require that security interests in the Pledged Interests in any First Tier Foreign Subsidiary be perfected in any jurisdiction outside of the United States on the Closing Date. (b) Each Debtor agrees with regard to the Collateral that the Super Priority Agent for the benefit of the Secured Parties is authorized to file financing statements in the name of such Debtor to perfect the Super Priority Agent’s security interest in Collateral. Each Debtor shall (x) deliver all certificates, instruments or, to the extent requested by the Super Priority Agent other documents representing any Collateral to the Super Priority Agent at such location as the Super Priority Agent shall from time to time designate by written notice pursuant to Section 8 for its custody at all times until the Termination Date, together with such instruments of assignment and transfer as reasonably requested by the Super Priority Agent, and (y) register and cause to be registered the security interest of the Super Priority Agent in the Collateral on the registration books of the applicable Pledged Issuer; provided that, to the extent the applicable Debtor does not control the applicable Pledged Issuer, it shall use commercially reasonable efforts to register and cause to be registered the security interest of the Super Priority Agent in the Collateral on the registration books of such Pledged Issuer. (c) Without the prior consent of the Super Priority Agent, no Pledged Interest that, as of the date hereof (i) does not constitute a “security” within the meaning of Article 8 of the New York Uniform Commercial Code (“Article 8”) and (ii) is not represented or evidenced by certificates or instruments, shall, after the date hereof, constitute a “security” within the meaning of Article 8, unless (x) such Pledged Interest is of a corporation, (y) such Pledge Interest becomes represented or evidenced by a certificate or instrument and such certificate or instrument is delivered to the Super Priority Agent (together with such instruments of assignment and transfer as reasonably requested by the Super Priority Agent) or (x) the Debtor that pledged such Pledged Interest hereunder, the issuer of such Pledged Interest and the Super Priority Agent enter into a control agreement with respect to such Pledged Interest (in form and substance reasonably satisfactory to the Super Priority Agent). (d) Within five (5) Business Days of the Closing Date (or such later date as the Super Priority Agent may agree in writing in its sole discretion) the Debtors shall cause all Equity Interests held by Borrower in NHC ASC - Dallas, LLC to become Pledged Interests in accordance with the terms of this Agreement and shall cause Borrower to execute and deliver to the Super Priority Agent a Pledge Agreement Supplement in respect of all such Equity Interests. 502181846 v2 1205867.00001  4

SECTION 5. REMEDIES. (a) Upon the occurrence of and during the continuance of any Event of Default, the Super Priority Agent, on behalf of the Secured Parties, shall have all rights, powers, privileges and remedies granted to a secured party upon default under the Uniform Commercial Code or otherwise provided by law (subject to the Law of any foreign jurisdiction in the case of Pledged Interests in a foreign Pledged Issuer), including, without limitation, the right (i) to transfer all or any part of the Collateral into the name of the Super Priority Agent or its nominee, (ii) to contact all Persons obligated to any Debtor on any Collateral and to instruct such Persons to deliver all Collateral directly to the Super Priority Agent, and (iii) to sell, lease, license or otherwise dispose of any or all Collateral, all of which may be exercised with or, if allowed by Law, without notice to any Debtor. All rights, powers, privileges and remedies of the Super Priority Agent may be exercised at any time by the Super Priority Agent and from time to time after the occurrence of and during the continuance of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by Law, equity or set forth elsewhere in this Agreement or the other Super Priority Loan Documents. No delay, failure or discontinuance of the Super Priority Agent in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by the Super Priority Agent or any Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be made in accordance with Section 10.1 of the Super Priority Credit Agreement. (b) The Debtors recognize that the Super Priority Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Debtors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Super Priority Agent shall be under no obligation to delay sale of any of the Pledged Interests for the period of time necessary to permit any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities law, even if such Subsidiary would agree to do so. 502181846 v2 1205867.00001  5

(c) If an Event of Default has occurred and is continuing: (i) and unless otherwise agreed to by Super Priority Agent, Debtor will deliver to the Super Priority Agent, no later than one Business Day following the receipt thereof, any dividends, distributions or other Collateral it may receive from time to time, and, until so delivered, shall hold all such items of payment in trust for the Secured Parties separate from the funds and other property of any Debtor; (ii) except to the extent permitted by the Super Priority Credit Agreement, no Debtor will dispose of any Collateral except on terms approved by the Super Priority Agent in advance in writing; (iii) at the Super Priority Agent’s request, each Debtor will assemble and deliver all Collateral of such Debtor not already in the possession of the Super Priority Agent, and books and records pertaining thereto, to the Super Priority Agent at a reasonably convenient place designated by the Super Priority Agent; and (iv) upon notice to such Debtor by the Super Priority Agent, all rights of such Debtor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Super Priority Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights. Except as set forth in clauses (i) and (iv) of the immediately preceding sentence, each Debtor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Super Priority Credit Agreement or any other Super Priority Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Collateral and (subject to each Debtor’s obligation to deliver to the Super Priority Agent certificated Pledged Interests pursuant to Section 4(b)) to receive all dividends, distributions and other Collateral. (d) EACH DEBTOR WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW (I) ANY NOTICE OR HEARING PRIOR TO THE TAKING OF POSSESSION OR CONTROL BY THE SUPER PRIORITY AGENT OF ANY COLLATERAL, (II) THE POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE SUPER PRIORITY AGENT TO EXERCISE ANY OF ITS RIGHTS OR REMEDIES, AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. SECTION 6. DISPOSITION OF COLLATERAL. In disposing of Collateral hereunder, the Super Priority Agent may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral, or any part thereof, shall be applied by the Super Priority Agent toward the payment of the Obligations in such order as set forth in Section 8.3 of the Super Priority Credit Agreement. SECTION 7. POWERS OF THE SUPER PRIORITY AGENT. Each Debtor appoints the Super Priority Agent its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Super Priority Agent’s officers and employees, or any of them: (a) to perform any obligation of such Debtor hereunder in such Debtor’s name or 502181846 v2 1205867.00001  6 otherwise; and (b) to do all acts and things and execute all documents in the name of such Debtor or otherwise, deemed by the Super Priority Agent as necessary, proper or convenient in connection with the preservation, perfection or enforcement of its rights hereunder; provided that the Super Priority Agent agrees not to exercise such power of attorney unless an Event of Default has occurred and is continuing. SECTION 8. NOTICES. All notices, requests and demands required or permitted hereunder shall be given (a) with respect to any Debtor, at the Company’s address indicated in Section 10.2 of the Super Priority Credit Agreement, and (b) with respect to the Super Priority Agent or any other Secured Party, at the Super Priority Agent’s address indicated in Section 10.2 of the Super Priority Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.2 of the Super Priority Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder. SECTION 9. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns; provided that no Debtor shall be permitted to assign any of its rights, powers, duties or obligations under this Agreement or any other interest herein without the prior written consent of the Super Priority Agent. Without limiting the generality of the foregoing sentence of this Section 9, any Secured Party may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Super Priority Credit Agreement (to the extent permitted by the Super Priority Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject however, to the provisions of the Super Priority Credit Agreement, including, without limitation, Section 10.6 of the Super Priority Credit Agreement. SECTION 10. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 11. GOVERNING LAW; JURISDICTION; ETC. (a) Governing Law. This Agreement and the other Super Priority Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Super Priority Loan Document (except, as to any other Super Priority Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. 502181846 v2 1205867.00001  7

(b) Submission to Jurisdiction. Each Debtor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Super Priority Agent, any Super Priority Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Super Priority Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Super Priority Loan Document shall affect any right that the Super Priority Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Super Priority Loan Document against any Debtor or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Debtor irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Super Priority Loan Document in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Law. SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND BY ACCEPTING THE BENEFITS HEREOF, EACH SECURED PARTY) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SUPER PRIORITY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE 502181846 v2 1205867.00001  8

BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPER PRIORITY LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 13. REINSTATEMENT. Each Debtor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Super Priority Agent or any Secured Party in respect of any of the Obligations is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim. SECTION 14. [RESERVED]. SECTION 15. TERMINATION. Subject to reinstatement in accordance with Section 13, this Agreement will terminate upon the Termination Date. Upon such termination, the Super Priority Agent, at the request and sole expense of the Debtors, shall execute and deliver to the Debtors all releases or other documents reasonably necessary or desirable to evidence such termination. If any Debtor or any Collateral shall be released by the Super Priority Agent as permitted by Section 9.11 of the Super Priority Credit Agreement, then the Super Priority Agent, at the request and sole expense of such applicable Debtors, shall promptly execute and deliver to such Debtors all releases or other documents reasonably necessary or desirable for the release of such Debtors and/or the Liens on Collateral created hereby. SECTION 16. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 17. ADDITIONAL INTERESTS. If any Debtor shall at any time acquire or hold any additional Pledged Interests (other than any Excluded Collateral), including any Pledged Interests issued by any Subsidiary not listed on Schedule 1 which are required to be subject to a Lien pursuant to this Agreement by the terms hereof or of any provision of the Super Priority Credit Agreement, but subject to any limitations contained herein and therein and other than any Excluded Collateral (any such shares being referred to herein as the “Additional Interests”), such Debtor shall deliver to the Super Priority Agent (i) a pledge agreement supplement in the form of Annex 1 (each a “Pledge Agreement Supplement”) with respect to such Additional Interests duly completed and executed by such Debtor and (ii) any other document reasonably required in connection with such Additional Interests as described in Section 4(b). Each Debtor shall comply with the requirements of this Section 17 within thirty days of the acquisition of any such Additional Interests or such longer period as is consented to 502181846 v2 1205867.00001  9 by the Super Priority Agent in its sole discretion or, in the case of Additional Interests to which Section 6.12 of the Super Priority Credit Agreement applies, within the time period specified in such Section; provided that the failure to comply with the provisions of this Section 17 shall not impair the Lien on Additional Interests conferred hereunder. SECTION 18. ADDITIONAL DEBTORS. Pursuant to Section 6.12 of the Super Priority Credit Agreement, certain Subsidiaries that are created or acquired after the Closing Date are required to enter into this Agreement as Debtors. Upon execution and delivery by any such Subsidiary of a pledge joinder agreement in the form of Annex 2 (each a “Pledge Joinder Agreement”), such Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of a Pledge Joinder Agreement adding an additional Debtor as a party to this Agreement shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement. SECTION 19. ENTIRE AGREEMENT. This Agreement and each Pledge Joinder Agreement, together with the Super Priority Credit Agreement and other Super Priority Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Super Priority Loan Documents. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Agreement nor any Pledge Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in Section 10.1 of the Super Priority Credit Agreement. [Remainder of page intentionally left blank; signature pages follow] 502181846 v2 1205867.00001  10

Schedule 1

Pledged Interests

Debtor	Pledged Entity	Interest Owned	Outstanding Ownership In (Shares/Units/ Partnership Interest)	Certificated/ Uncertificated
Nobilis Health Corp.	Northstar Healthcare Holdings, Inc.	27,334 Common Shares	27,334 Common Shares	Certificated
Northstar Healthcare Holdings, Inc.	Northstar Healthcare Acquisitions, L.L.C.	11,100 Preferred Membership Interest Units 12,734 Common Membership Interest Units 97,032 Class A Membership Interest Units	11,100 Preferred Membership Interest Units 12,734 Common Membership Interest Units 97,032 Class A Membership Interest Units	Certificated
Northstar Healthcare Acquisitions, L.L.C.	Northstar Healthcare Subco, L.L.C.	10,000 Preferred Membership Interest Units 87,500 Class A Membership Interest Units	10,000 Preferred Membership Interest Units 87,500 Class A Membership Interest Units	Certificated
Northstar Healthcare Acquisitions, L.L.C.	Northstar Healthcare Management Company, LLC	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Acquisitions, L.L.C.	Northstar Healthcare Surgery Center – Houston, LLC	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Acquisitions, L.L.C.	Northstar Healthcare Surgery Center – Scottsdale, LLC	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Acquisitions, L.L.C.	First Nobilis, LLC	51% of Membership Interests	Member Percentage Interest	Uncertificated
Northstar Healthcare Acquisitions, L.L.C.	Athelite Holdings LLC	57.98% ownership interest	Multi Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Vascular Holding Company, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	First Nobilis Hospital Management, LLC	60% ownership interest	Multi-Member Entity	Uncertificated

502181846 v2 1205867.00001

Debtor	Pledged Entity	Interest Owned	Outstanding Ownership In (Shares/Units/ Partnership Interest)	Certificated/ Uncertificated
Northstar Healthcare Subco, L.L.C.	Northstar Healthcare Limited Partner, L.L.C.	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Northstar Healthcare General Partner, L.L.C.	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	The Palladium for Surgery - Dallas, Ltd.	99% of total partnership interests consisting solely of Limited Partnership Interests	Partnership interests consisting of 99% Limited Partnership Interests and 1% General Partnership Interests	Uncertificated
Northstar Healthcare Subco, L.L.C.	Athas Health LLC	100% of Membership Interests	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Health Marketing, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Southwest Freeway Surgery Center, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Peak Surgeon Innovations, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Concertis, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Perimeter Road Surgical Hospital, LLC	75% ownership interest	Multi-Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Surgical Assist, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Marsh Lane Surgical Hospital, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Premier Health Specialists, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	MPDSC, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Houston Surgical Management, LLC	69.40% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Houston Microsurgery Institute, LLC	71.99% Member Percentage Interest	Member Percentage Interest	Uncertificated
Northstar Healthcare Subco, L.L.C.	Plano Surgical Management, LLC	100% ownership interest	Single Member Entity	Uncertificated

502181846 v2 1205867.00001

Debtor	Pledged Entity	Interest Owned	Outstanding Ownership In (Shares/Units/ Partnership Interest)	Certificated/ Uncertificated
Northstar Healthcare Subco, L.L.C.	Southwest Freeway Surgery Center Management, LLC	60% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C	North Phoenix ASC Management, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Limited Partner, L.L.C.	Medical Ambulatory Surgical Suites, L.P.	23.91 units of Limited Partner interests	Partnership interests consisting of 99 units of Limited Partnership Interests and 1 unit of General Partnership Interest	Uncertificated
Northstar Healthcare Limited Partner, L.L.C.	The Palladium for Surgery - Houston, Ltd.	90.9% of total partnership interests consisting solely of Limited Partnership Interests	Partnership interests consisting of 99% Limited Partnership Interests and 1% General Partnership Interests	Uncertificated
Northstar Healthcare Limited Partner, L.L.C.	Hermann Drive Surgical Hospital, LP	218 units of Limited Partnership Interest	399 Units of Limited Partnership Interest; 1 Unit of General Partnership Interest	Uncertificated
Northstar Healthcare General Partner, L.L.C.	Medical Ambulatory Surgical Suites, L.P.	1 unit of General Partnership Interest and 0.09 units of Limited Partnership Interest	99 Units of Limited Partnership Interest; 1 Unit of General Partnership Interest	Uncertificated
Northstar Healthcare General Partner, L.L.C.	The Palladium for Surgery - Dallas, Ltd	1% of partnership interest consisting solely of General Partnership Interest	Partnership interests consisting of 99% Limited Partnership Interests and 1% General Partnership Interests	Uncertificated
Northstar Healthcare General Partner, L.L.C.	The Palladium for Surgery - Houston, Ltd.	1% of partnership interest consisting solely of General Partnership Interest	Partnership interests consisting of 99% Limited Partnership Interests and 1% General Partnership Interests	Uncertificated
Northstar Healthcare General Partner, L.L.C.	Hermann Drive Surgical Hospital, LP	1 unit of General Partnership Interest	399 Units of Limited Partnership Interest; 1 Unit of General Partnership Interest	Uncertificated
Athas Health LLC	Athas Holdings LLC	100% of Membership Interests	Single Member Entity	Uncertificated

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Debtor	Pledged Entity	Interest Owned	Outstanding Ownership In (Shares/Units/ Partnership Interest)	Certificated/ Uncertificated
Athas Health LLC	Athas Administrative LLC	100% of Membership Interests	Single Member Entity	Uncertificated
Peak Surgeon Innovations, LLC	Peak Neuromonitoring Associates – Texas, LLC	100% ownership interest	Single Member Entity	Uncertificated
Peak Surgeon Innovations, LLC	Peak Neuromonitoring Associates – Texas II, LLC	100% ownership interest	Single Member Entity	Uncertificated
Nobilis Surgical Assist, LLC	Southwest Houston Surgical Assist, LLC	100% ownership interest	Single Member Entity	Uncertificated
Nobilis Surgical Assist, LLC	Central Medical Solutions LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Central Dallas Management, LLC	100% ownership interest	Single Member Entity	Uncertificated
Nobilis Vascular Holding Company, LLC	Chandler Surgery Center, LLC	100% ownership interest	Single Member Entity	Uncertificated
Nobilis Vascular Holding Company, LLC	Phoenix Surgery Center, LLC	100% ownership interest	Single Member Entity	Uncertificated
Nobilis Vascular Holding Company, LLC	Oracle Surgery Center, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Surgery Center - Houston, LLC	NHC Network, LLC	51% of Membership Interests	Member Percentage Interest	Uncertificated
Northstar Healthcare Surgery Center - Houston, LLC	Elite Sinus Spine and Ortho, LLC	52.21% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Surgery Center - Houston, LLC	Elite Hospital Management, LLC	52.75% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Surgery Center - Houston, LLC	Houston Metro Ortho and Spine Surgery Center, LLC	51.91% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Surgery Center - Houston, LLC	Elite Center for Minimally Invasive Surgery, LLC	51.69% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Uptown Holding, LLC	55% ownership interest	Multimember Entity	Uncertificated

502181846 v2 1205867.00001

Debtor	Pledged Entity	Interest Owned	Outstanding Ownership In (Shares/Units/ Partnership Interest)	Certificated/ Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Arizona Holding Company, LLC	100% ownership interest	Multimember Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Nobilis Vascular Texas, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	PSH Management, LLC	80% ownership interest	Multimember Entity	Uncertificated
Nobilis Vascular Holding Company, LLC	NHC Arizona Professional Associates, LLC	100% ownership interest	Single Member Entity	Uncertificated
Northstar Healthcare Subco, L.L.C.	Downtown Dallas Surgery Center, LLC	100% ownership interest	Single Member Entity	Uncertificated

502181846 v2 1205867.00001

Schedule 2

Debtor Information

Debtor Name	Form of Organization	Jurisdiction of Formation; Foreign Qualifications	Organizational Identification Number	Federal Tax Identification Number	Chief Executive Office
Athas Administrative LLC	Limited Liability Company	Texas	0801412766	45-2179301	11700 Katy Frwy., Suite 300 Houston, TX 77079
Athas Health LLC	Limited Liability Company	Texas Arizona Florida Michigan Minnesota New Jersey Tennessee	0801354580 R19971912 M15000002550 E9037J 821349700048 0600419945 000795219	27-4906466	11700 Katy Frwy., Suite 300 Houston, TX 77079
Athas Holdings LLC	Limited Liability Company	Texas Arizona Florida Michigan Minnesota New Jersey	0801435167 R19971898 M15000002554 E9037M 821349700050 0600419944	45-2483602	11700 Katy Frwy., Suite 300 Houston, TX 77079
Central Dallas Management, LLC	Limited Liability Company	Texas	0802153192	47-3299348	11700 Katy Frwy., Suite 300 Houston, TX 77079
Central Medical Solutions LLC	Limited Liability Company	Texas Arizona Michigan Minnesota Nevada Tennessee	0801566286 R20398861 E9117C 889103700046 E0482592015-2 000849454	45-4818035	11700 Katy Frwy., Suite 300 Houston, TX 77079
Chandler Surgery Center, LLC	Limited Liability Company	Arizona	L-1948423-0	47-1715088	11700 Katy Frwy., Suite 300 Houston, TX 77079
Concertis, LLC	Limited Liability Company	Texas	0802443682	81-2456232	11700 Katy Frwy., Suite 300 Houston, TX 77079
Downtown Dallas Surgery Center, LLC	Limited Liability Company	Texas	803128407	83-2081993	11700 Katy Frwy., Suite 300 Houston, TX 77079

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Debtor Name	Form of Organization	Jurisdiction of Formation; Foreign Qualifications	Organizational Identification Number	Federal Tax Identification Number	Chief Executive Office
Hermann Drive Surgical Hospital, LP	Limited Partnership	Texas	0801415139	45-1845293	11700 Katy Frwy., Suite 300 Houston, TX 77079
Houston Microsurgery Institute, LLC	Limited Liability Company	Texas	801312539	27-3730948	11700 Katy Frwy., Suite 300 Houston, TX 77079
Marsh Lane Surgical Hospital, LLC	Limited Liability Company	Texas	0802170188	47-4578754	11700 Katy Frwy., Suite 300 Houston, TX 77079
MPDSC, LLC	Limited Liability Company	Texas	0802539108	81-3855506	11700 Katy Frwy., Suite 300 Houston, TX 77079
NHC Arizona Professional Associates, LLC	Limited Liability Company	Arizona	L21191235	81-3730914	11700 Katy Frwy., Suite 300 Houston, TX 77079
Nobilis Arizona Holding Company, LLC	Limited Liability Company	Arizona	L21973105	82-2025974	11700 Katy Frwy., Suite 300 Houston, TX 77079
Nobilis Health Corp.	Corporation	British Columbia, Canada Texas	BC0785724 802013300	98-1188172	11700 Katy Frwy., Suite 300 Houston, TX 77079
Nobilis Health Marketing, LLC	Limited Liability Company	Texas	0802235243	47-4428470	11700 Katy Frwy., Suite 300 Houston, TX 77079
Nobilis Surgical Assist, LLC	Limited Liability Company	Texas	0802229201	47-4226146	11700 Katy Frwy., Suite 300 Houston, TX 77079
Nobilis Vascular Holding Company, LLC	Limited Liability Company	Arizona	L21128523	81-3530516	11700 Katy Frwy., Suite 300 Houston, TX 77079

502181846 v2 1205867.00001

Debtor Name	Form of Organization	Jurisdiction of Formation; Foreign Qualifications	Organizational Identification Number	Federal Tax Identification Number	Chief Executive Office
Nobilis Vascular Texas, LLC	Limited Liability Company	Texas	802607204	81-4735797	11700 Katy Frwy., Suite 300 Houston, TX 77079
North Phoenix ASC Management, LLC	Limited Liability Company	Arizona	L21881619	82-1636238	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Acquisitions, L.L.C.	Limited Liability Company	Delaware Texas	4297875 0800823287	76-0837460	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare General Partner, L.L.C.	Limited Liability Company	Delaware Texas	4295856 0800823288	64-0950775	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Holdings, Inc.	Corporation	Delaware Texas	4325938 0800823283	11-3808022	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Management Company, LLC	Limited Liability Company	Texas	801361322	27-4425730	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Limited Partner, L.L.C.	Limited Liability Company	Delaware Texas	4296072 0800823289	64-0950773	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Subco, L.L.C.	Limited Liability Company	Delaware Texas Arizona Florida Michigan Minnesota New Jersey Tennessee	4325838 0800823293 R19971774 M15000002548 E9037R 821349700062 0600419942 000795375	11-3808019	11700 Katy Frwy., Suite 300 Houston, TX 77079
Northstar Healthcare Surgery Center - Houston, LLC	Limited Liability Company	Texas	0801836928	46-3471333	11700 Katy Freeway, Suite 300 Houston, TX 77079

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Debtor Name	Form of Organization	Jurisdiction of Formation; Foreign Qualifications	Organizational Identification Number	Federal Tax Identification Number	Chief Executive Office
Northstar Healthcare Surgery Center - Scottsdale, LLC	Limited Liability Company	Arizona	L18931526	46-4352342	11700 Katy Frwy., Suite 300 Houston, TX 77079
Oracle Surgery Center, LLC	Limited Liability Company	Arizona	L-1948418-3	47-1723712	11700 Katy Frwy., Suite 300 Houston, TX 77079
Peak Neuromonitoring Associates - Texas, LLC	Limited Liability Company	Texas	801503578	45-3743275	11700 Katy Frwy., Suite 300 Houston, TX 77079
Peak Neuromonitoring Associates - Texas II, LLC	Limited Liability Company	Texas	0802233098	36-4812003	11700 Katy Frwy., Suite 300 Houston, TX 77079
Peak Surgeon Innovations, LLC	Limited Liability Company	Texas	0802096932	47-2296429	11700 Katy Frwy., Suite 300 Houston, TX 77079
Phoenix Surgery Center, LLC	Limited Liability Company	Arizona	L-1948428-5	47-1736331	11700 Katy Frwy., Suite 300 Houston, TX 77079
Plano Surgical Management, LLC	Limited Liability Company	Texas	803050739	83-1146526	11700 Katy Frwy., Suite 300 Houston, TX 77079
Premier Health Specialists, LLC	Limited Liability Company	Arizona	L20605762	81-1157100	11700 Katy Frwy., Suite 300 Houston, TX 77079
PSH Management, LLC	Limited Liability Company	Texas	802676244	82-0859064	11700 Katy Frwy., Suite 300 Houston, TX 77079
Southwest Freeway Surgery Center, LLC	Limited Liability Company	Texas	0802150492	47-3299208	11700 Katy Freeway, Suite 300 Houston, TX 77079

502181846 v2 1205867.00001

Debtor Name	Form of Organization	Jurisdiction of Formation; Foreign Qualifications	Organizational Identification Number	Federal Tax Identification Number	Chief Executive Office
Southwest Freeway Surgery Center Management LLC	Limited Liability Company	Texas	802567821	81-4220054	11700 Katy Frwy., Suite 300 Houston, TX 77079
Southwest Houston Surgical Assist, LLC	Limited Liability Company	Texas	0802229207	38-3973073	11700 Katy Frwy., Suite 300 Houston, TX 77079
The Palladium for Surgery - Dallas, Ltd.	Limited Company	Texas	0800525384	41-2183813	11700 Katy Freeway, Suite 300 Houston, TX 77079

502181846 v2 1205867.00001

ANNEX 1 FORM OF PLEDGE AGREEMENT SUPPLEMENT This PLEDGE AGREEMENT SUPPLEMENT (this “Supplement”), dated as of _____________, 20__, is made by ________________________, a ______________________ (the “Debtor”), in favor of COMPASS BANK, in its capacity as Super Priority Agent (the “Super Priority Agent”) for the benefit of the Secured Parties (as defined in the Super Priority Credit Agreement referenced below). RECITALS A. Northstar Healthcare Acquisitions, L.L.C., as borrower (“Borrower”), the other Loan Parties from time to time party thereto, the Super Priority Lenders from time to time party thereto, and the Super Priority Agent are party to that certain Super Priority Credit Agreement dated as of May 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Super Priority Credit Agreement”). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Super Priority Credit Agreement. B. The Debtor is party to a Pledge Agreement dated as of May 22, 2019 in favor of the Super Priority Agent for the benefit of the Secured Parties (as in effect on the date hereof, the “Super Priority Pledge Agreement”). C. The Debtor has acquired rights in the Pledged Interests listed on Supplemental Schedule 1 to this Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Super Priority Agent for the benefit of the Secured Parties, all of the Additional Interests in accordance with the terms of the Super Priority Credit Agreement and the Super Priority Pledge Agreement. D. It is a condition precedent to the obligation of the Secured Parties to make and maintain the extensions of credit made under the Super Priority Credit Agreement that the Debtor executes and delivers this Supplement. In consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees as follows: SECTION 1. AFFIRMATIONS. The Debtor hereby acknowledges and reaffirms the grant pursuant to Section 2 of the Super Priority Pledge Agreement of a security interest to the 502181846 v2 1205867.00001

Super Priority Agent for the benefit of the Secured Parties in the Additional Interests of the Debtor, as security for the payment, performance and satisfaction of the Obligations, and hereby grants, pledges, assigns, transfers, sets over and delivers, for the payment, performance and satisfaction of the Obligations, to the Super Priority Agent for the benefit of the Secured Parties a security interest in the Additional Interests and all right, title, and interest in and to the property of the Debtor described as follows: (a) all money, securities, security entitlements and other investment property, dividends, distributions, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Additional Interests, or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interests; (b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Super Priority Agent in substitution for or as an addition to any of the foregoing; (c) all securities accounts to which any or all of the foregoing may at any time be credited and all certificates and instruments representing or evidencing any of the foregoing; and (d) whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing. The Debtor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Super Priority Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Super Priority Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Super Priority Pledge Agreement is hereby made by the Debtor with respect to the Additional Interests and the Additional Collateral, respectively. The Debtor further represents and warrants that Supplemental Schedule 1 attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Super Priority Agent pursuant to Section 4(b) of the Super Priority Pledge Agreement in connection with the Additional Collateral have been delivered or will be delivered to the Super Priority Agent in accordance with Section 4(b) of the Super Priority Pledge Agreement. The Debtor further acknowledges that Schedule 1 to the Super Priority Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Supplemental Schedule 1 to this 502181846 v2 1205867.00001

Supplement. SECTION 2. COUNTERPARTS. This Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Supplement to produce or account for more than one such counterpart executed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Supplement. SECTION 3. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL; ETC. The provisions of Sections 11 and 12 of the Super Priority Pledge Agreement are hereby incorporated by reference as if fully set forth herein. IN WITNESS WHEREOF, the Debtor has duly executed and delivered this Pledge Agreement Supplement as of the day and year first written above. DEBTOR: [___________________________________] By: _____________________________________ Name: Title: 502181846 v2 1205867.00001

Supplemental Schedule 1 Pledged Interests Debtor Pledged Entity Interest Owned Outstanding Certificated/ Debtor Pledged Entity Ownership In Uncertificated (Shares/Units/ Partnership Interest) 502181846 v2 1205867.00001

ANNEX 2 FORM OF PLEDGE JOINDER AGREEMENT This PLEDGE JOINDER AGREEMENT (this “Joinder Agreement”), dated as of _____________, 20__, is made by _______________________________, a ________________ (the “Joining Debtor”), in favor of COMPASS BANK, in its capacity as Super Priority Agent (the “Super Priority Agent”) for the benefit of Secured Parties (as defined in the Super Priority Credit Agreement referenced below). RECITALS A. Northstar Healthcare Acquisitions, L.L.C., as borrower (“Borrower”), the other Loan Parties from time to time party thereto, the Super Priority Lenders from time to time party thereto, and the Super Priority Agent are party to that certain Super Priority Credit Agreement dated as of May 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Super Priority Credit Agreement”). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Super Priority Credit Agreement. B. The Borrower and certain other Loan Parties are party to a Pledge Agreement dated as of May 22, 2019 in favor of the Super Priority Agent for the benefit of the Secured Parties (as in effect on the date hereof, the “Super Priority Pledge Agreement”). C. The Joining Debtor is required by the terms of the Super Priority Credit Agreement to be joined as a party to the Super Priority Pledge Agreement as a Debtor (as defined therein). D. The Joining Debtor will materially benefit from the extensions of credit made under the Super Priority Credit Agreement. E. It is a condition precedent to the obligation of the Secured Parties to make and maintain such extensions of credit that the Joining Debtor executes and delivers this Joinder Agreement. In consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Joining Debtor agrees as follows: 502181846 v2 1205867.00001

SECTION 1. JOINDER. The Joining Debtor hereby irrevocably, absolutely and unconditionally becomes a party to the Super Priority Pledge Agreement as a Debtor and bound by all the terms, conditions, obligations, liabilities and undertakings to which a Debtor is subject thereunder, all with the same force and effect as if the Joining Debtor were a signatory to the Super Priority Pledge Agreement. Without limiting the generality of the foregoing, the Joining Debtor hereby grants, pledges, assigns, transfers, sets over and delivers, as security for the payment, performance and satisfaction of the Obligations (as defined in the Super Priority Credit Agreement), to the Super Priority Agent for the benefit of the Secured Parties a security interest in the property and property rights constituting Collateral (as defined in Section 2 of the Super Priority Pledge Agreement), other than any Excluded Collateral (as defined in the Super Priority Pledge Agreement), of the Joining Debtor or in which the Joining Debtor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located. SECTION 2. AFFIRMATIONS. The Joining Debtor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Debtor contained in the Super Priority Pledge Agreement. SECTION 3. SUPPLEMENTAL SCHEDULES. Attached to this Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Super Priority Pledge Agreement. The Joining Debtor represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Debtor and its properties and affairs is true, complete and accurate as of the date hereof. SECTION 4. SEVERABILITY. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 5. COUNTERPARTS. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Joinder Agreement to produce or account for more than one such counterpart executed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement. 502181846 v2 1205867.00001

SECTION 6. DELIVERY. The Joining Debtor hereby irrevocably waives notice of acceptance of this Joinder Agreement and acknowledges that the Obligations are and shall be deemed to be incurred, and credit extensions under the Super Priority Loan Documents, made and maintained, in reliance on this Joinder Agreement and the Joining Debtor’s joinder as a party to the Super Priority Pledge Agreement as herein provided. SECTION 7. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL; ETC. The provisions of Sections 11 and 12 of the Super Priority Pledge Agreement are hereby incorporated by reference as if fully set forth herein. [Signature Page Follows] 502181846 v2 1205867.00001

IN WITNESS WHEREOF, the Joining Debtor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above. JOINING DEBTOR: [____________________________] By: _____________________________________ Name: Title: 502181846 v2 1205867.00001

Supplemental Schedule 1 Pledged Interests Debtor Pledged Entity Interest Owned Outstanding Certificated/ Debtor Pledged Entity Ownership In Uncertificated (Shares/Units/ Partnership Interest) 502181846 v2 1205867.00001

Supplemental Schedule 2 Debtor Information Debtor Form of Jurisdiction Organizational Federal Tax Chief Name Organizati of Identification Identificatio Executive on Formation; Number n Office Foreign Qualificatio Number ns 502181846 v2 1205867.00001